UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                                   May 15, 2000

                       (Date of earliest event reported)

                               UNIDYNE CORPORATION

                     (Exact name of small business issuer
                         as specified in its charter)



DELAWARE                      0-10372                 23-2154902
(State or other jurisdiction              (Commission File No.)   (IRS
                                                Employer Identification No.)
of incorporation or organization)



                   3122 Fourteenth Avenue, Kenosha, WI 53141
                   (Address of principal executive offices)

                                 (262) 656-4211

                           (Issuer's telephone number)

ITEM 5.     OTHER EVENTS

As of May 15, 2000, the Company had been unable to raise the funds to pay its independent accountants and auditors to complete their audit and issue their report on Form 10-K for the year ended December 31, 1999, nor to review the Company's quarterly financial statements for the quarter ended March 31, 2000.

Accordingly, the Company has been unable to file such documents with the Securities and Exchange Commission.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNIDYNE Corporation

May 17, 2000                                          /s/ Wayne R. Lorgus

                                                --------------------------------
                                                Wayne R. Lorgus, President
                                                and
                                                Chief Financial Officer